UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 17, 2008

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders held July 17, 2008, the shareholders of The Finish Line, Inc. (the “Company”) approved and ratified an amendment to the 2002 Stock Incentive Plan of The Finish Line, Inc. (As Amended and Restated July 21, 2005) (as amended, the “Plan”).  The Plan, which is administered by the Compensation and Stock Option Committee of the Board of Directors, is available to any person who is an employee or prospective employee of the Company or any of its affiliates, including the Company’s chief executive officer, chief financial officer and the named executive officers. Certain benefits under the Plan have also been available to the Company's non-employee directors.

The amendment to the Plan approved by the shareholders (the “Amendment”) made the following changes which impact only the benefits of the Company’s non-employee directors: (i) the Plan now permits non-employee directors to receive, at the Company’s discretion, stock incentive awards; and (ii) the automatic grant of stock options to non-employee directors has been eliminated and instead these grants will be made at the Company’s discretion.

The principal features of the Plan, as amended by the Amendment, are summarized in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 17, 2008 (the “Proxy Statement”), under the caption “APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE 2002 STOCK INCENTIVE PLAN OF THE FINISH LINE, INC. (AS AMENDED AND RESTATED JULY 21, 2005) TO PERMIT NON-EMPLOYEE DIRECTORS TO RECEIVE STOCK INCENTIVE AND STOCK OPTION AWARDS AND TO ELIMINATE THE AUTOMATIC GRANT OF STOCK OPTIONS TO SUCH DIRECTORS,”  which summary is incorporated herein in its entirety by this reference.  In addition, the complete text of the Amendment is set forth as Appendix A to the Proxy Statement and is incorporated herein by this reference.

Item 8.01.   Other Events.

On July 17, 2008, the Company issued a press release announcing that the Board of Directors has reinstated the quarterly cash dividend program with a 20% increase to $0.03 per share of the Company’s Class A and Class B common stock. The Company also announced that the Board of Directors authorized a new stock repurchase program to repurchase up to 5 million shares of the Company’s Class A common stock extending through December 31, 2011.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description of Exhibit

	99.1	Press Release issued July 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: July 18, 2008	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Executive Vice-President-Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued July 17, 2008